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                                                                EXHIBIT 10(b)(2)

SCHEDULE OF EMPLOYMENT AGREEMENTS:

  P. C. Carrothers
  M. S. Flegenheimer
  R. W. Hill
  M. Q. Huggins
  J. M. Kelley
  J. C. Kempner
  B. A. Oxnard, Jr.
  D. H. Roche
  W. F. Schwer
  W. J. Smith